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                                                                   EXHIBIT 10.50


                                 AMENDMENT NO. 1

                                       TO

                           COMMERCIAL LEASE AGREEMENT

                                 BY AND BETWEEN

                          IIS REALTY, LTD., AS LANDLORD

                                       AND

                  INSPIRE INSURANCE SOLUTIONS, INC., AS TENANT

This Amendment No. 1 to the Commercial Lease Agreement dated as of November 4, 1998 by and between IIS Realty Ltd., a Texas limited partnership, as Landlord and INspire Insurance Solutions, Inc., as Tenant, (the "Lease Agreement"), is entered into as of the 1st day of May, 1999 by and between Landlord and Tenant.

                              W I T N E S S E T H:

         WHEREAS, Tenant has heretofore leased from Landlord certain space located on the first (1st), second (2nd) and third (3rd) floors of that certain office building known as 300 Burnett Street, City of Fort Worth, Tarrant County, Texas (hereinafter referred to as the "Building");

         WHEREAS, Tenant hereby desires to increase the amount of square footage covered by the Lease;

         WHEREAS, such change will necessitate the amendment of the Lease Agreement.

         NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and contained in the Lease Agreement, the parties do hereby agree and amend such Lease Agreement as follows:

         1. The demised premises shall be described as follows:

                  The entire first (1st), second (2nd), third (3rd) and a portion of the fourth (4th) floor of that certain building located at 300 Burnett Street, Fort Worth, Texas, comprising approximately 101,610 rentable square feet.

         2. Paragraph (a), on Page one (1) of the Lease is deleted in its entirety and the following substituted therefor:

                  (a) RENT: Tenant agrees to pay the Landlord, without offset or deduction, rent for the demised premises at the rate of (i) Eight Dollars ($8.00) per rentable square foot, totaling


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         Sixty Seven Thousand Seven Hundred Forty and 00/100 Dollars
         ($67,740.00) per month in advance effective May 1, 1999, for the remainder of the first five (5) years of the term and (ii) Nine and 00/100 Dollars ($9.00) per rentable square foot, totaling Seventy Six Thousand Two Hundred Seven and 05/100 Dollars ($76,207.50) per month in advance for the remaining five (5) years of the term. One such monthly installment shall be due and payable on or before the beginning date of this lease, and a like monthly installment shall be due and payable on or before the first day of each succeeding calendar month during the term hereof; provided that, in the event the term hereof shall commence or end during a calendar month, the rent for any fractional calendar month following the commencement or preceding the end of the term of this lease shall be pro rated by days.

         Tenant has deposited with Landlord, upon delivery of this Lease, One Hundred Twenty-eight Thousand Two Hundred Thirteen and 32/100 Dollars ($128,213.32) to be applied as follows:

         3. Save and except the foregoing amendments, all other paragraphs and covenants of the Lease Agreement shall remain in full force and effect as therein stated.

         EXECUTED to be effective the 1st day of May, 1999.

                                        LANDLORD:

                                        IIS Realty, Ltd., a Texas limited
                                        partnership

                                        By:  Dunham Solutions, L.L.C., a Texas
                                             limited liability company


                                             By:  /s/ F. GEORGE DUNHAM, III
                                                -------------------------------
                                             Name:  F. George Dunham, III
                                             Title:  Managing Member


                                        TENANT:

                                        INSpire Insurance Solutions, Inc.


                                        By:  /s/  KENNETH J. MEISTER
                                           ------------------------------------
                                        Name:  Kenneth J. Meister
                                             ----------------------------------
                                        Title:    EVP & CFO
                                              ---------------------------------

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